Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2024

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of July 24, 2024, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Second-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2024

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2024	4
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2024	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Six Months Ended June 30, 2024	11
Loss and Loss Expense Analysis – Three Months Ended June 30, 2024	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Second-Quarter 2024 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Second-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2024

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$4,256	$—	$—	$—	$4,256
Life	—	—	200	—	—	200
Premiums ceded	—	(189)	(40)	—	—	(229)
Total earned premium	—	4,067	160	—	—	4,227
Investment income, net of expenses	58	337	94	—	(2)	487
Investment gains and losses, net	272	486	(9)	—	—	749
Fee revenues	—	6	3	—	—	9
Other revenues	8	4	—	4	(9)	7
Total revenues	$338	$4,900	$248	$4	$(11)	$5,479

Benefits & expenses
Losses & contract holders' benefits	$—	$2,684	$170	$—	$—	$2,854
Reinsurance recoveries	—	(2)	(23)	—	—	(25)
Underwriting, acquisition and insurance expenses	—	1,225	46	—	—	1,271
Interest expense	26	—	—	2	(1)	27
Other operating expenses	19	2	—	2	(10)	13
Total expenses	$45	$3,909	$193	$4	$(11)	$4,140

Income before income taxes	$293	$991	$55	$—	$—	$1,339

Provision (benefit) for income taxes
Current operating income (loss)	$(49)	$(5)	$19	$—	$—	$(35)
Capital gains/losses	57	102	(2)	—	—	157
Deferred	62	93	(5)	—	—	150
Total provision for income taxes	$70	$190	$12	$—	$—	$272

Net income - current year	$223	$801	$43	$—	$—	$1,067

Net income - prior year	$315	$403	$40	$1	$—	$759
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2024 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2024

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,170	$—	$—	$—	$2,170
Life	—	—	101	—	—	101
Premiums ceded	—	(95)	(20)	—	—	(115)
Total earned premium	—	2,075	81	—	—	2,156
Investment income, net of expenses	29	167	47	—	(1)	242
Investment gains and losses, net	135	9	(7)	—	—	137
Fee revenues	—	3	2	—	—	5
Other revenues	4	3	—	2	(5)	4
Total revenues	$168	$2,257	$123	$2	$(6)	$2,544

Benefits & expenses
Losses & contract holders' benefits	$—	$1,415	$76	$—	$—	$1,491
Reinsurance recoveries	—	(3)	(8)	—	—	(11)
Underwriting, acquisition and insurance expenses	—	631	24	—	—	655
Interest expense	13	—	—	1	—	14
Other operating expenses	12	2	—	1	(6)	9
Total expenses	$25	$2,045	$92	$2	$(6)	$2,158

Income before income taxes	$143	$212	$31	$—	$—	$386

Provision (benefit) for income taxes
Current operating income	$(24)	$44	$13	$—	$—	$33
Capital gains/losses	28	2	(2)	—	—	28
Deferred	26	(9)	(4)	—	—	13
Total provision for income taxes	$30	$37	$7	$—	$—	$74

Net income - current year	$113	$175	$24	$—	$—	$312

Net income - prior year	$191	$321	$21	$1	$—	$534
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year losses greater than $5 million			$31	$—	$38	$24	$43	$36	$31	$79		$103		$141
Current accident year losses $2 million - $5 million			28	22	42	52	35	15	50	50		102		144
Large loss prior accident year reserve development			15	22	34	32	19	9	37	28		60		94
Total large losses incurred			$74	$44	$114	$108	$97	$60	$118	$157		$265		$379
Losses incurred but not reported			165	251	122	150	96	179	416	324		474		596
Other losses excluding catastrophe losses			741	677	665	639	675	641	1,418	1,267		1,906		2,571
Catastrophe losses			228	111	20	170	217	227	339	444		614		634
Total losses incurred			$1,208	$1,083	$921	$1,067	$1,085	$1,107	$2,291	$2,192		$3,259		$4,180
Commercial Lines
Current accident year losses greater than $5 million			$31	$—	$33	$18	$28	$30	$31	$58		$76		$109
Current accident year losses $2 million - $5 million			11	11	31	28	28	12	22	40		68		99
Large loss prior accident year reserve development			22	12	37	30	19	3	34	22		52		89
Total large losses incurred			$64	$23	$101	$76	$75	$45	$87	$120		$196		$297
Losses incurred but not reported			92	156	86	88	29	125	248	154		242		328
Other losses excluding catastrophe losses			384	368	338	336	384	335	752	719		1,055		1,393
Catastrophe losses			101	64	3	67	115	106	165	221		288		291
Total losses incurred			$641	$611	$528	$567	$603	$611	$1,252	$1,214		$1,781		$2,309
Personal Lines
Current accident year losses greater than $5 million			$—	$—	$5	$6	$15	$6	$—	$21		$27		$32
Current accident year losses $2 million - $5 million			15	11	11	24	7	3	26	10		34		45
Large loss prior accident year reserve development			(7)	10	(2)	2	1	6	3	7		9		7
Total large losses incurred			$8	$21	$14	$32	$23	$15	$29	$38		$70		$84
Losses incurred but not reported			31	22	5	7	26	27	53	53		60		65
Other losses excluding catastrophe losses			256	231	218	210	194	187	487	381		591		809
Catastrophe losses			129	50	21	71	93	113	179	206		277		298
Total losses incurred			$424	$324	$258	$320	$336	$342	$748	$678		$998		$1,256
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $2 million - $5 million			2	—	—	—	—	—	2	—		—		—
Large loss prior accident year reserve development			—	—	(1)	—	(1)	—	—	(1)		(1)		(2)
Total large losses incurred			$2	$—	$(1)	$—	$(1)	$—	$2	$(1)		$(1)		$(2)
Losses incurred but not reported			17	30	16	16	20	27	47	47		63		79
Other losses excluding catastrophe losses			51	37	52	45	45	28	88	73		118		170
Catastrophe losses			3	1	1	(1)	2	1	4	3		2		3
Total losses incurred			$73	$68	$68	$60	$66	$56	$141	$122		$182		$250
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year losses greater than $5 million			1.5%	—%	1.9%	1.2%	2.4%	1.9%	0.8%	2.2%		1.8%		1.9%
Current accident year losses $2 million - $5 million			1.4	1.1	2.1	2.7	1.9	0.8	1.2	1.3		1.8		1.9
Large loss prior accident year reserve development			0.7	1.1	1.7	1.6	1.0	0.5	0.9	0.8		1.1		1.2
Total large loss ratio			3.6%	2.2%	5.7%	5.5%	5.3%	3.2%	2.9%	4.3%		4.7%		5.0%
Losses incurred but not reported			8.0	12.6	6.2	7.6	5.2	9.7	10.2	8.7		8.4		7.8
Other losses excluding catastrophe losses			35.6	34.0	33.5	32.7	36.1	34.9	34.9	34.2		33.7		33.6
Catastrophe losses			11.0	5.6	1.0	8.7	11.6	12.3	8.3	12.0		10.8		8.3
Total loss ratio			58.2%	54.4%	46.4%	54.5%	58.2%	60.1%	56.3%	59.2%		57.6%		54.7%
Commercial Lines
Current accident year losses greater than $5 million			2.8%	—%	3.1%	1.7%	2.6%	2.8%	1.4%	2.8%		2.4%		2.5%
Current accident year losses $2 million - $5 million			1.0	1.0	2.8	2.6	2.7	1.1	1.0	1.9		2.1		2.3
Large loss prior accident year reserve development			2.0	1.1	3.4	2.8	1.8	0.3	1.6	1.0		1.6		2.1
Total large loss ratio			5.8%	2.1%	9.3%	7.1%	7.1%	4.2%	4.0%	5.7%		6.1%		6.9%
Losses incurred but not reported			8.3	14.4	8.0	8.3	2.7	11.8	11.3	7.2		7.6		7.7
Other losses excluding catastrophe losses			34.6	34.0	31.3	31.7	35.9	31.9	34.3	33.9		33.2		32.7
Catastrophe losses			9.1	6.0	0.3	6.3	10.8	10.0	7.6	10.4		9.0		6.8
Total loss ratio			57.8%	56.5%	48.9%	53.4%	56.5%	57.9%	57.2%	57.2%		55.9%		54.1%
Personal Lines
Current accident year losses greater than $5 million			—%	—%	1.0%	1.1%	3.0%	1.3%	—%	2.2%		1.8%		1.6%
Current accident year losses $2 million - $5 million			2.4	1.8	1.9	4.7	1.4	0.6	2.1	1.0		2.3		2.2
Large loss prior accident year reserve development			(1.1)	1.8	(0.4)	0.4	0.2	1.4	0.3	0.8		0.6		0.3
Total large loss ratio			1.3%	3.6%	2.5%	6.2%	4.6%	3.3%	2.4%	4.0%		4.7%		4.1%
Losses incurred but not reported			4.8	3.8	0.9	1.2	5.3	5.9	4.3	5.6		4.0		3.2
Other losses excluding catastrophe losses			40.5	39.4	38.7	39.9	39.4	40.2	39.9	39.7		39.9		39.5
Catastrophe losses			20.5	8.4	3.8	13.4	19.0	24.3	14.7	21.6		18.7		14.6
Total loss ratio			67.1%	55.2%	45.9%	60.7%	68.3%	73.7%	61.3%	70.9%		67.3%		61.4%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $2 million - $5 million			1.3	—	—	—	—	—	0.7	—		—		—
Large loss prior accident year reserve development			—	—	(0.5)	—	(0.4)	(0.3)	—	(0.3)		(0.2)		(0.3)
Total large loss ratio			1.3%	—%	(0.5)%	—%	(0.4)%	(0.3)%	0.7%	(0.3)%		(0.2)%		(0.3)%
Losses incurred but not reported			11.6	21.6	10.9	11.9	15.2	21.3	16.4	18.0		15.9		14.6
Other losses excluding catastrophe losses			33.8	26.8	35.2	33.2	33.5	22.2	30.4	28.1		29.9		31.3
Catastrophe losses			1.9	0.5	0.6	(0.9)	1.3	1.1	1.2	1.2		0.5		0.5
Total loss ratio			48.6%	48.9%	46.2%	44.2%	49.6%	44.3%	48.7%	47.0%		46.1%		46.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Consolidated
Current accident year reported losses greater than $5 million			5	—	5	4	6	5	5	11		15		22
Current accident year reported losses $2 million - $5 million			11	8	17	19	11	5	19	16		35		49
Prior accident year reported losses on large losses			9	7	14	3	7	3	16	10		13		27
Non-Catastrophe reported losses on large losses total			25	15	36	26	24	13	40	37		63		98
Commercial Lines
Current accident year reported losses greater than $5 million			5	—	5	3	4	4	5	8		11		17
Current accident year reported losses $2 million - $5 million			4	4	13	11	9	4	8	13		24		35
Prior accident year reported losses on large losses			9	4	14	3	7	2	13	9		12		26
Non-Catastrophe reported losses on large losses total			18	8	32	17	20	10	26	30		47		78
Personal Lines
Current accident year reported losses greater than $5 million			—	—	—	1	2	1	—	3		4		5
Current accident year reported losses $2 million - $5 million			6	4	4	8	2	1	10	3		11		14
Prior accident year reported losses on large losses			—	3	—	—	—	1	3	1		1		1
Non-Catastrophe reported losses on large losses total			6	7	4	9	4	3	13	7		16		20
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $2 million - $5 million			1	—	—	—	—	—	1	—		—		—
Prior accident year reported losses on large losses			—	—	—	—	—	—	—	—		—		—
Non-Catastrophe reported losses on large losses total			1	—	—	—	—	—	1	—		—		—
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Commercial casualty:
Net written premiums			$391	$417	$361	$331	$378	$404	$808	$782		$1,114		$1,475
Year over year change %- written premium			3%	3%	2%	2%	1%	4%	3%	2%		2%		2%
Earned premiums			$372	$365	$366	$365	$373	$377	$737	$750		$1,115		$1,481
Current accident year before catastrophe losses			69.6%	73.6%	69.6%	68.3%	70.5%	72.6%	71.6%	71.6%		70.5%		70.3%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			7.6	0.1	14.0	—	(9.2)	(0.3)	3.9	(4.8)		(3.2)		1.0
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			77.2%	73.7%	83.6%	68.3%	61.3%	72.3%	75.5%	66.8%		67.3%		71.3%
Commercial property:
Net written premiums			$392	$362	$338	$344	$335	$316	$754	$650		$994		$1,332
Year over year change %- written premium			17%	15%	14%	11%	9%	6%	16%	7%		9%		10%
Earned premiums			$348	$336	$331	$321	$312	$299	$684	$611		$933		$1,264
Current accident year before catastrophe losses			45.7%	48.5%	44.4%	45.2%	43.4%	49.0%	47.0%	46.1%		45.8%		45.5%
Current accident year catastrophe losses			28.9	21.3	5.0	23.0	35.0	34.7	25.2	34.9		30.8		24.0
Prior accident years before catastrophe losses			(3.9)	(4.2)	(3.2)	(2.8)	(1.5)	(7.8)	(4.0)	(4.6)		(4.0)		(3.8)
Prior accident years catastrophe losses			(2.1)	(2.5)	(2.6)	(0.5)	(1.4)	2.4	(2.3)	0.5		0.2		(0.6)
Total loss and loss expense ratio			68.6%	63.1%	43.6%	64.9%	75.5%	78.3%	65.9%	76.9%		72.8%		65.1%
Commercial auto:
Net written premiums			$248	$259	$207	$199	$233	$239	$506	$472		$671		$878
Year over year change %- written premium			6%	8%	3%	3%	3%	1%	7%	2%		2%		2%
Earned premiums			$228	$220	$218	$216	$214	$213	$448	$428		$644		$862
Current accident year before catastrophe losses			67.9%	70.0%	65.0%	70.1%	68.3%	73.5%	68.9%	70.9%		70.6%		69.2%
Current accident year catastrophe losses			4.4	1.6	(1.1)	(0.8)	6.7	0.9	3.0	3.8		2.3		1.5
Prior accident years before catastrophe losses			(3.8)	(0.8)	(2.6)	0.7	(1.4)	2.7	(2.4)	0.7		0.6		(0.2)
Prior accident years catastrophe losses			—	(0.1)	—	—	(0.3)	(1.5)	—	(1.0)		(0.6)		(0.5)
Total loss and loss expense ratio			68.5%	70.7%	61.3%	70.0%	73.3%	75.6%	69.5%	74.4%		72.9%		70.0%
Workers' compensation:
Net written premiums			$55	$79	$57	$57	$65	$82	$134	$147		$203		$260
Year over year change %- written premium			(15)%	(4)%	(11)%	(5)%	(6)%	(5)%	(9)%	(5)%		(5)%		(6)%
Earned premiums			$59	$61	$65	$66	$72	$74	$120	$146		$212		$277
Current accident year before catastrophe losses			86.5%	91.5%	87.2%	90.3%	90.0%	83.2%	89.0%	86.5%		87.7%		87.6%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(46.9)	(19.3)	(31.1)	(30.7)	(15.4)	(19.6)	(32.9)	(17.5)		(21.6)		(23.9)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			39.6%	72.2%	56.1%	59.6%	74.6%	63.6%	56.1%	69.0%		66.1%		63.7%
Other commercial:
Net written premiums			$100	$106	$97	$98	$95	$100	$207	$196		$294		$391
Year over year change %- written premium			5%	6%	5%	3%	2%	15%	6%	9%		7%		7%
Earned premiums			$100	$100	$100	$94	$95	$93	$200	$187		$280		$380
Current accident year before catastrophe losses			40.7%	40.5%	34.5%	39.1%	35.2%	38.1%	40.6%	36.6%		37.4%		36.7%
Current accident year catastrophe losses			—	0.1	—	0.2	0.1	—	0.1	0.1		0.1		0.1
Prior accident years before catastrophe losses			0.2	(2.8)	(4.0)	(5.8)	(0.8)	(2.5)	(1.3)	(1.6)		(3.0)		(3.3)
Prior accident years catastrophe losses			0.1	0.1	0.1	—	—	(0.1)	0.1	(0.1)		—		—
Total loss and loss expense ratio			41.0%	37.9%	30.6%	33.5%	34.5%	35.5%	39.5%	35.0%		34.5%		33.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Personal auto:
Net written premiums			$283	$216	$207	$227	$212	$163	$499	$374		$602		$809
Year over year change %- written premium			33%	33%	31%	27%	20%	16%	33%	18%		21%		24%
Earned premiums			$224	$208	$197	$185	$173	$166	$432	$339		$524		$721
Current accident year before catastrophe losses			73.3%	73.8%	66.7%	73.2%	76.6%	78.8%	73.5%	77.7%		76.0%		73.6%
Current accident year catastrophe losses			3.6	3.4	(1.1)	(3.4)	8.9	4.2	3.5	6.6		3.1		1.9
Prior accident years before catastrophe losses			5.3	(1.9)	(1.3)	—	(4.1)	0.3	1.9	(1.9)		(1.2)		(1.3)
Prior accident years catastrophe losses			(0.1)	(0.7)	—	(0.1)	(0.7)	(2.7)	(0.4)	(1.7)		(1.1)		(0.8)
Total loss and loss expense ratio			82.1%	74.6%	64.3%	69.7%	80.7%	80.6%	78.5%	80.7%		76.8%		73.4%
Homeowner:
Net written premiums			$433	$303	$298	$339	$330	$222	$736	$552		$890		$1,188
Year over year change %- written premium			31%	36%	32%	33%	27%	23%	33%	25%		28%		29%
Earned premiums			$326	$303	$289	$271	$251	$232	$629	$484		$755		$1,044
Current accident year before catastrophe losses			42.2%	46.9%	42.2%	45.0%	47.4%	46.5%	44.4%	46.9%		46.3%		45.1%
Current accident year catastrophe losses			38.5	21.0	9.2	30.2	33.5	56.1	30.1	44.4		39.3		31.0
Prior accident years before catastrophe losses			1.2	(2.0)	(2.5)	(1.0)	0.7	(2.6)	(0.3)	(0.8)		(0.9)		(1.4)
Prior accident years catastrophe losses			(1.7)	(6.3)	(0.8)	(2.1)	(3.9)	(9.1)	(4.0)	(6.4)		(4.9)		(3.7)
Total loss and loss expense ratio			80.2%	59.6%	48.1%	72.1%	77.7%	90.9%	70.2%	84.1%		79.8%		71.0%
Other personal:
Net written premiums			$103	$76	$74	$80	$87	$63	$179	$151		$231		$305
Year over year change %- written premium			18%	21%	21%	18%	19%	19%	19%	19%		18%		19%
Earned premiums			$81	$77	$74	$71	$69	$66	$158	$134		$205		$279
Current accident year before catastrophe losses			54.6%	57.4%	48.3%	55.7%	56.7%	58.9%	56.0%	57.7%		57.1%		54.7%
Current accident year catastrophe losses			5.3	2.3	1.8	5.4	11.7	3.5	3.8	7.7		6.9		5.6
Prior accident years before catastrophe losses			(5.8)	(2.6)	2.2	1.0	2.3	(1.2)	(4.3)	0.6		0.7		1.1
Prior accident years catastrophe losses			0.2	(0.3)	(0.1)	(0.4)	0.7	1.3	—	1.0		0.5		0.3
Total loss and loss expense ratio			54.3%	56.8%	52.2%	61.7%	71.4%	62.5%	55.5%	67.0%		65.2%		61.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Excess & Surplus:
Net written premiums			$180	$146	$150	$128	$156	$136	$326	$292		$420		$570
Year over year change %- written premium			15%	7%	23%	6%	16%	10%	12%	13%		11%		14%
Earned premiums			$151	$139	$148	$135	$132	$127	$290	$259		$394		$542
Current accident year before catastrophe losses			64.0%	65.7%	60.5%	64.8%	69.7%	69.2%	64.8%	69.5%		67.9%		65.9%
Current accident year catastrophe losses			1.4	0.9	0.5	(0.6)	1.4	1.5	1.2	1.4		0.8		0.7
Prior accident years before catastrophe losses			1.6	(1.7)	1.4	0.9	(4.7)	(6.2)	—	(5.4)		(3.3)		(2.0)
Prior accident years catastrophe losses			0.5	(0.4)	0.2	(0.2)	—	(0.3)	—	(0.1)		(0.2)		(0.1)
Total loss and loss expense ratio			67.5%	64.5%	62.6%	64.9%	66.4%	64.2%	66.0%	65.4%		65.2%		64.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2024
Commercial casualty	$273	$100	$373	$64	$115	$7	$186	$337	$115	$107	$559
Commercial property	346	39	385	(43)	95	9	61	303	95	48	446
Commercial auto	218	44	262	8	38	4	50	226	38	48	312
Workers' compensation	63	16	79	(34)	27	(4)	(11)	29	27	12	68
Other commercial	63	10	73	8	10	(10)	8	71	10	—	81
Total commercial lines	963	209	1,172	3	285	6	294	966	285	215	1,466

Personal auto	238	51	289	25	18	6	49	263	18	57	338
Homeowners	310	46	356	29	46	11	86	339	46	57	442
Other personal	76	5	81	(6)	12	1	7	70	12	6	88
Total personal lines	624	102	726	48	76	18	142	672	76	120	868

Excess & surplus lines	100	35	135	(2)	49	17	64	98	49	52	199
Other	126	6	132	(16)	35	—	19	110	35	6	151
Total property casualty	$1,813	$352	$2,165	$33	$445	$41	$519	$1,846	$445	$393	$2,684

Ceded loss and loss expense incurred for the six months ended June 30, 2024
Commercial casualty	$(5)	$1	$(4)	$9	$(1)	$(1)	$7	$4	$(1)	$—	$3
Commercial property	12	—	12	(17)	(1)	—	(18)	(5)	(1)	—	(6)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	(1)	(1)	—	(2)	2	(1)	—	1
Other commercial	12	1	13	(11)	1	—	(10)	1	1	1	3
Total commercial lines	22	2	24	(20)	(2)	(1)	(23)	2	(2)	1	1

Personal auto	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Homeowners	5	—	5	(3)	(1)	—	(4)	2	(1)	—	1
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	6	—	6	(4)	(2)	—	(6)	2	(2)	—	—

Excess & surplus lines	14	1	15	(8)	—	—	(8)	6	—	1	7
Other	16	—	16	(7)	(15)	—	(22)	9	(15)	—	(6)
Total property casualty	$58	$3	$61	$(39)	$(19)	$(1)	$(59)	$19	$(19)	$2	$2

Net loss and loss expense incurred for the six months ended June 30, 2024
Commercial casualty	$278	$99	$377	$55	$116	$8	$179	$333	$116	$107	$556
Commercial property	334	39	373	(26)	96	9	79	308	96	48	452
Commercial auto	218	44	262	8	38	4	50	226	38	48	312
Workers' compensation	60	16	76	(33)	28	(4)	(9)	27	28	12	67
Other commercial	51	9	60	19	9	(10)	18	70	9	(1)	78
Total commercial lines	941	207	1,148	23	287	7	317	964	287	214	1,465

Personal auto	237	51	288	26	19	6	51	263	19	57	339
Homeowners	305	46	351	32	47	11	90	337	47	57	441
Other personal	76	5	81	(6)	12	1	7	70	12	6	88
Total personal lines	618	102	720	52	78	18	148	670	78	120	868

Excess & surplus lines	86	34	120	6	49	17	72	92	49	51	192
Other	110	6	116	(9)	50	—	41	101	50	6	157
Total property casualty	$1,755	$349	$2,104	$72	$464	$42	$578	$1,827	$464	$391	$2,682

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2024 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2024
Commercial casualty	$140	$50	$190	$44	$48	$4	$96	$184	$48	$54	$286
Commercial property	170	18	188	(8)	46	9	47	162	46	27	235
Commercial auto	99	22	121	17	16	2	35	116	16	24	156
Workers' compensation	30	8	38	(16)	5	(3)	(14)	14	5	5	24
Other commercial	28	5	33	14	6	(9)	11	42	6	(4)	44
Total commercial lines	467	103	570	51	121	3	175	518	121	106	745

Personal auto	125	26	151	18	12	4	34	143	12	30	185
Homeowners	171	23	194	22	35	10	67	193	35	33	261
Other personal	42	2	44	(7)	6	1	—	35	6	3	44
Total personal lines	338	51	389	33	53	15	101	371	53	66	490

Excess & surplus lines	51	16	67	9	18	12	39	60	18	28	106
Other	69	4	73	(2)	3	—	1	67	3	4	74
Total property casualty	$925	$174	$1,099	$91	$195	$30	$316	$1,016	$195	$204	$1,415

Ceded loss and loss expense incurred for the three months ended June 30, 2024
Commercial casualty	$(4)	$—	$(4)	$3	$—	$—	$3	$(1)	$—	$—	$(1)
Commercial property	5	—	5	(9)	1	—	(8)	(4)	1	—	(3)
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	1	—	1	—	(1)	—	(1)	1	(1)	—	—
Other commercial	4	—	4	(3)	1	—	(2)	1	1	—	2
Total commercial lines	7	—	7	(9)	1	—	(8)	(2)	1	—	(1)

Personal auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Homeowners	2	—	2	(2)	—	—	(2)	—	—	—	—
Other personal	—	—	—	—	1	—	1	—	1	—	1
Total personal lines	3	—	3	(3)	1	—	(2)	—	1	—	1

Excess & surplus lines	10	—	10	(6)	—	—	(6)	4	—	—	4
Other	12	—	12	(5)	(8)	—	(13)	7	(8)	—	(1)
Total property casualty	$32	$—	$32	$(23)	$(6)	$—	$(29)	$9	$(6)	$—	$3

Net loss and loss expense incurred for the three months ended June 30, 2024
Commercial casualty	$144	$50	$194	$41	$48	$4	$93	$185	$48	$54	$287
Commercial property	165	18	183	1	45	9	55	166	45	27	238
Commercial auto	98	22	120	17	16	2	35	115	16	24	155
Workers' compensation	29	8	37	(16)	6	(3)	(13)	13	6	5	24
Other commercial	24	5	29	17	5	(9)	13	41	5	(4)	42
Total commercial lines	460	103	563	60	120	3	183	520	120	106	746

Personal auto	124	26	150	19	12	4	35	143	12	30	185
Homeowners	169	23	192	24	35	10	69	193	35	33	261
Other personal	42	2	44	(7)	5	1	(1)	35	5	3	43
Total personal lines	335	51	386	36	52	15	103	371	52	66	489

Excess & surplus lines	41	16	57	15	18	12	45	56	18	28	102
Other	57	4	61	3	11	—	14	60	11	4	75
Total property casualty	$893	$174	$1,067	$114	$201	$30	$345	$1,007	$201	$204	$1,412

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums			$1,843	$1,683	$1,534	$1,549	$1,643	$1,535	$3,526	$3,178		$4,727		$6,261
Agency new business written premiums			407	346	310	313	303	251	753	554		867		1,177
Other written premiums			209	219	76	95	204	233	428	437		532		608
Net written premiums			$2,459	$2,248	$1,920	$1,957	$2,150	$2,019	$4,707	$4,169		$6,126		$8,046
Unearned premium change			(384)	(256)	64	—	(287)	(178)	(640)	(465)		(465)		(401)
Earned premiums			$2,075	$1,992	$1,984	$1,957	$1,863	$1,841	$4,067	$3,704		$5,661		$7,645
Year over year change %
Agency renewal written premiums			12%	10%	10%	11%	11%	10%	11%	10%		11%		11%
Agency new business written premiums			34	38	30	19	6	3	36	5		9		14
Other written premiums			2	(6)	27	(1)	4	(10)	(2)	(4)		(3)		—
Net written premiums			14	11	13	12	9	6	13	8		9		10
Paid losses and loss expenses
Losses paid			$893	$861	$933	$907	$924	$893	$1,755	$1,816		$2,723		$3,656
Loss expenses paid			174	176	158	151	157	153	349	311		462		620
Loss and loss expenses paid			$1,067	$1,037	$1,091	$1,058	$1,081	$1,046	$2,104	$2,127		$3,185		$4,276
Incurred losses and loss expenses
Loss and loss expense incurred			$1,412	$1,270	$1,118	$1,261	$1,262	$1,317	$2,682	$2,579		$3,840		$4,958
Loss and loss expenses paid as a % of incurred			75.6%	81.7%	97.6%	83.9%	85.7%	79.4%	78.4%	82.5%		82.9%		86.2%
Statutory combined ratio
Loss ratio			59.1%	55.2%	47.8%	54.9%	58.3%	60.5%	57.2%	59.4%		57.8%		55.3%
Loss adjustment expense ratio			10.1	9.6	10.3	10.3	9.7	11.6	9.8	10.7		10.6		10.5
Net underwriting expense ratio			27.7	27.5	31.3	29.1	27.7	27.5	27.6	27.6		28.1		28.8
US Statutory combined ratio			96.9%	92.3%	89.4%	94.3%	95.7%	99.6%	94.6%	97.7%		96.5%		94.6%
Contribution from catastrophe losses			11.6	6.1	1.8	8.7	12.3	12.7	8.9	12.5		11.2		8.8
Statutory combined ratio excl. catastrophe losses			85.3%	86.2%	87.6%	85.6%	83.4%	86.9%	85.7%	85.2%		85.3%		85.8%
GAAP combined ratio
GAAP combined ratio			98.5%	93.6%	87.5%	94.4%	97.6%	100.7%	96.1%	99.2%		97.5%		94.9%
Contribution from catastrophe losses			11.2	5.9	1.3	9.1	12.0	12.8	8.6	12.4		11.3		8.7
GAAP combined ratio excl. catastrophe losses			87.3%	87.7%	86.2%	85.3%	85.6%	87.9%	87.5%	86.8%		86.2%		86.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Second-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums			$1,023	$1,076	$936	$914	$985	$1,041	$2,099	$2,026		$2,940		$3,876
Agency new business written premiums			193	182	153	148	149	134	375	283		431		584
Other written premiums			(30)	(35)	(29)	(33)	(28)	(34)	(65)	(62)		(95)		(124)
Net written premiums			$1,186	$1,223	$1,060	$1,029	$1,106	$1,141	$2,409	$2,247		$3,276		$4,336
Unearned premium change			(79)	(141)	20	33	(40)	(85)	(220)	(125)		(92)		(72)
Earned premiums			$1,107	$1,082	$1,080	$1,062	$1,066	$1,056	$2,189	$2,122		$3,184		$4,264
Year over year change %
Agency renewal written premiums			4%	3%	3%	6%	5%	7%	4%	6%		6%		6%
Agency new business written premiums			30	36	18	(1)	(10)	(14)	33	(12)		(8)		(3)
Other written premiums			(7)	(3)	6	(32)	(4)	(13)	(5)	(9)		(16)		(10)
Net written premiums			7	7	5	5	3	4	7	4		4		4
Paid losses and loss expenses
Losses paid			$460	$479	$549	$490	$550	$513	$941	$1,063		$1,552		$2,101
Loss expenses paid			103	106	93	92	96	97	207	193		285		379
Loss and loss expenses paid			$563	$585	$642	$582	$646	$610	$1,148	$1,256		$1,837		$2,480
Incurred losses and loss expenses
Loss and loss expense incurred			$746	$719	$651	$680	$708	$748	$1,465	$1,456		$2,136		$2,787
Loss and loss expenses paid as a % of incurred			75.5%	81.4%	98.6%	85.6%	91.2%	81.6%	78.4%	86.3%		86.0%		89.0%
Statutory combined ratio
Loss ratio			57.8%	56.5%	48.9%	53.4%	56.5%	57.9%	57.2%	57.2%		55.9%		54.1%
Loss adjustment expense ratio			9.6	9.9	11.4	10.6	9.9	12.9	9.7	11.4		11.2		11.2
Net underwriting expense ratio			29.9	27.4	32.6	31.8	29.4	27.7	28.7	28.5		29.5		30.3
Statutory combined ratio			97.3%	93.8%	92.9%	95.8%	95.8%	98.5%	95.6%	97.1%		96.6%		95.6%
Contribution from catastrophe losses			9.3	6.2	0.5	6.7	11.1	10.4	7.8	10.7		9.4		7.2
Statutory combined ratio excl. catastrophe losses			88.0%	87.6%	92.4%	89.1%	84.7%	88.1%	87.8%	86.4%		87.2%		88.4%
GAAP combined ratio
GAAP combined ratio			99.1%	96.5%	92.2%	95.2%	96.9%	100.4%	97.9%	98.6%		97.5%		96.2%
Contribution from catastrophe losses			9.3	6.2	0.5	6.7	11.1	10.4	7.8	10.7		9.4		7.2
GAAP combined ratio excl. catastrophe losses			89.8%	90.3%	91.7%	88.5%	85.8%	90.0%	90.1%	87.9%		88.1%		89.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums			$681	$494	$486	$542	$541	$388	$1,175	$929		$1,471		$1,957
Agency new business written premiums			163	122	109	122	106	79	285	185		307		416
Other written premiums			(25)	(21)	(16)	(18)	(18)	(19)	(46)	(37)		(55)		(71)
Net written premiums			$819	$595	$579	$646	$629	$448	$1,414	$1,077		$1,723		$2,302
Unearned premium change			(188)	(7)	(19)	(119)	(136)	16	(195)	(120)		(239)		(258)
Earned premiums			$631	$588	$560	$527	$493	$464	$1,219	$957		$1,484		$2,044
Year over year change %
Agency renewal written premiums			26%	27%	24%	24%	24%	17%	26%	20%		22%		22%
Agency new business written premiums			54	54	45	51	20	52	54	32		39		41
Other written premiums			(39)	(11)	30	(13)	(13)	(73)	(24)	(37)		(28)		(8)
Net written premiums			30	33	30	29	23	20	31	22		24		26
Paid losses and loss expenses
Losses paid			$335	$282	$277	$324	$298	$288	$618	$585		$909		$1,185
Loss expenses paid			51	51	45	39	44	40	102	85		123		168
Loss and loss expenses paid			$386	$333	$322	$363	$342	$328	$720	$670		$1,032		$1,353
Incurred losses and loss expenses
Loss and loss expense incurred			$489	$379	$304	$368	$384	$386	$868	$770		$1,138		$1,442
Loss and loss expenses paid as a % of incurred			78.9%	87.9%	105.9%	98.6%	89.1%	85.0%	82.9%	87.0%		90.7%		93.8%
Statutory combined ratio
Loss ratio			67.1%	55.2%	45.9%	60.7%	68.3%	73.6%	61.3%	70.9%		67.3%		61.4%
Loss adjustment expense ratio			10.5	9.3	8.4	9.2	9.6	9.6	9.9	9.6		9.4		9.2
Net underwriting expense ratio			25.2	29.6	30.0	26.3	25.5	30.0	27.1	27.4		27.0		27.7
Statutory combined ratio			102.8%	94.1%	84.3%	96.2%	103.4%	113.2%	98.3%	107.9%		103.7%		98.3%
Contribution from catastrophe losses			20.9	8.8	4.2	13.9	19.7	24.7	15.0	22.1		19.2		15.1
Statutory combined ratio excl. catastrophe losses			81.9%	85.3%	80.1%	82.3%	83.7%	88.5%	83.3%	85.8%		84.5%		83.2%
GAAP combined ratio
GAAP combined ratio			106.9%	93.9%	84.7%	99.9%	107.6%	112.5%	100.6%	110.0%		106.4%		100.4%
Contribution from catastrophe losses			20.9	8.8	4.2	13.9	19.7	24.7	15.0	22.1		19.2		15.1
GAAP combined ratio excl. catastrophe losses			86.0%	85.1%	80.5%	86.0%	87.9%	87.8%	85.6%	87.9%		87.2%		85.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2024 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Premiums
Agency renewal written premiums			$139	$113	$112	$93	$117	$106	$252	$223		$316		$428
Agency new business written premiums			51	42	48	43	48	38	93	86		129		177
Other written premiums			(10)	(9)	(10)	(8)	(9)	(8)	(19)	(17)		(25)		(35)
Net written premiums			$180	$146	$150	$128	$156	$136	$326	$292		$420		$570
Unearned premium change			(29)	(7)	(2)	7	(24)	(9)	(36)	(33)		(26)		(28)
Earned premiums			$151	$139	$148	$135	$132	$127	$290	$259		$394		$542
Year over year change %
Agency renewal written premiums			19%	7%	18%	—%	6%	13%	13%	9%		6%		9%
Agency new business written premiums			6	11	45	26	45	6	8	25		25		30
Other written premiums			(11)	(13)	(67)	(33)	(13)	(33)	(12)	(21)		(25)		(35)
Net written premiums			15	7	23	6	16	10	12	13		11		14
Paid losses and loss expenses
Losses paid			$41	$46	$34	$33	$29	$28	$86	$56		$90		$124
Loss expenses paid			16	17	17	16	14	12	34	27		43		59
Loss and loss expenses paid			$57	$63	$51	$49	$43	$40	$120	$83		$133		$183
Incurred losses and loss expenses
Loss and loss expense incurred			$102	$90	$93	$87	$89	$81	$192	$170		$257		$350
Loss and loss expenses paid as a % of incurred			55.9%	70.0%	54.8%	56.3%	48.3%	49.4%	62.5%	48.8%		51.8%		52.3%
Statutory combined ratio
Loss ratio			48.6%	48.9%	46.2%	44.2%	49.6%	44.3%	48.7%	47.0%		46.1%		46.1%
Loss adjustment expense ratio			19.0	15.6	16.5	20.6	16.9	19.9	17.4	18.4		19.1		18.4
Net underwriting expense ratio			26.0	26.0	27.7	26.6	24.3	24.4	26.0	24.4		25.1		25.7
Statutory combined ratio			93.6%	90.5%	90.4%	91.4%	90.8%	88.6%	92.1%	89.8%		90.3%		90.2%
Contribution from catastrophe losses			1.9	0.5	0.7	(0.8)	1.4	1.2	1.2	1.3		0.6		0.6
Statutory combined ratio excl. catastrophe losses			91.7%	90.0%	89.7%	92.2%	89.4%	87.4%	90.9%	88.5%		89.7%		89.6%
GAAP combined ratio
GAAP combined ratio			95.4%	91.9%	89.8%	90.5%	92.2%	89.9%	93.7%	91.1%		90.9%		90.6%
Contribution from catastrophe losses			1.9	0.5	0.7	(0.8)	1.4	1.2	1.2	1.3		0.6		0.6
GAAP combined ratio excl. catastrophe losses			93.5%	91.4%	89.1%	91.3%	90.8%	88.7%	92.5%	89.8%		90.3%		90.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2024 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2024	2023	Change	% Change	2024	2023	Change	% Change
Underwriting income
Net premiums written	$2,392	$2,068	$324	16	$4,558	$4,023	$535	13
Unearned premium change	365	255	110	43	587	413	174	42
Earned premiums	$2,027	$1,813	$214	12	$3,971	$3,610	$361	10

Losses incurred	$1,199	$1,058	$141	13	$2,272	$2,144	$128	6
Defense and cost containment expenses incurred	93	76	17	22	172	177	(5)	(3)
Adjusting and other expenses incurred	110	101	9	9	216	209	7	3
Other underwriting expenses incurred	662	570	92	16	1,256	1,106	150	14
Workers compensation dividend incurred	1	1	—	—	3	3	—	—
Total underwriting deductions	$2,065	$1,806	$259	14	$3,919	$3,639	$280	8

Net underwriting profit (loss)	$(38)	$7	$(45)	nm	$52	$(29)	$81	nm

Investment income
Gross investment income earned	$156	$137	$19	14	$314	$280	$34	12
Net investment income earned	154	135	19	14	310	276	34	12
Net realized capital gains and losses, net	11	(24)	35	nm	48	(50)	98	nm
Net investment gains (net of tax)	$165	$111	$54	49	$358	$226	$132	58

Other income	$1	$1	$—	—	$3	$3	$—	—

Net income before federal income taxes	$128	$119	$9	8	$413	$200	$213	107
Federal and foreign income taxes incurred	31	32	(1)	(3)	59	35	24	69
Net income (statutory)	$97	$87	$10	11	$354	$165	$189	115

Policyholders' surplus - statutory	$7,732	$6,612	$1,120	17	$7,732	$6,612	$1,120	17

Fixed maturities at amortized cost - statutory	$10,703	$9,439	$1,264	13	$10,703	$9,439	$1,264	13
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2024 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2024	2023	Change	% Change	2024	2023	Change	% Change
Net premiums written	$94	$97	$(3)	(3)	$179	$183	$(4)	(2)
Net investment income	47	45	2	4	94	91	3	3
Commissions and expense allowances on reinsurance ceded	1	1	—	—	2	2	—	—
Income from fees associated with separate accounts	2	3	(1)	(33)	3	5	(2)	(40)
Total revenues	$144	$146	$(2)	(1)	$278	$281	$(3)	(1)

Death benefits and matured endowments	$42	$36	$6	17	$85	$79	$6	8
Annuity benefits	28	35	(7)	(20)	68	74	(6)	(8)
Disability benefits and benefits under accident and health contracts	1	1	—	—	1	1	—	—
Surrender benefits and group conversions	9	7	2	29	17	14	3	21
Interest and adjustments on deposit-type contract funds	—	2	(2)	(100)	2	4	(2)	(50)
Increase in aggregate reserves for life and accident and health contracts	(5)	2	(7)	nm	(17)	(7)	(10)	(143)
Total benefit expenses	$75	$83	$(8)	(10)	$156	$165	$(9)	(5)

Commissions	$13	$13	$—	—	$25	$25	$—	—
General insurance expenses and taxes	16	15	1	7	30	27	3	11
Increase in loading on deferred and uncollected premiums	(1)	—	(1)	nm	—	1	(1)	(100)
Net transfers from separate accounts	(3)	(1)	(2)	(200)	(3)	(3)	—	—
Total underwriting expenses	$25	$27	$(2)	(7)	$52	$50	$2	4

Federal and foreign income taxes incurred	11	9	2	22	17	16	1	6

Net gain from operations before capital gains and losses	$33	$27	$6	22	$53	$50	$3	6

Gains and losses net of capital gains tax, net	(7)	(3)	(4)	(133)	(9)	(3)	(6)	(200)

Net income (statutory)	$26	$24	$2	8	$44	$47	$(3)	(6)

Policyholders' surplus - statutory	$460	$371	$89	24	$460	$371	$89	24

Fixed maturities at amortized cost - statutory	$3,878	$3,863	$15	—	$3,878	$3,863	$15	—
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2024 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23	9/30/23	6/30/23	3/31/23	6/30/24	6/30/23	9/30/24	9/30/23	12/31/24	12/31/23
Cincinnati Re:
Net written premiums			$207	$202	$66	$85	$177	$230	$409	$407		$492		$558
Year over year change %- written premium			17%	(12)%	(1)%	(1)%	—%	(9)%	—%	(6)%		(5)%		(5)%
Earned premiums			$138	$135	$123	$134	$122	$150	$273	$272		$406		$529
Current accident year before catastrophe losses			49.6%	63.0%	42.6%	51.5%	57.8%	45.2%	56.3%	50.9%		51.1%		49.1%
Current accident year catastrophe losses			2.4	—	2.0	11.5	1.8	0.3	1.2	1.0		4.4		3.9
Prior accident years before catastrophe losses			(0.8)	(10.4)	4.6	(7.9)	(17.1)	6.0	(5.6)	(4.4)		(5.5)		(3.2)
Prior accident years catastrophe losses			(4.7)	—	1.0	2.0	1.9	1.7	(2.4)	1.8		1.9		1.7
Total loss and loss expense ratio			46.5%	52.6%	50.2%	57.1%	44.4%	53.2%	49.5%	49.3%		51.9%		51.5%

Cincinnati Global:
Net written premiums			$67	$82	$65	$69	$82	$64	$149	$146		$215		$280
Year over year change %- written premium			(18)%	28%	23%	21%	19%	25%	2%	22%		21%		22%
Earned premiums			$48	$48	$73	$99	$50	$44	$96	$94		$193		$266
Current accident year before catastrophe losses			47.9%	48.2%	24.6%	34.1%	61.7%	35.3%	48.1%	49.3%		41.5%		36.9%
Current accident year catastrophe losses			—	—	(8.4)	18.2	1.1	11.1	—	5.8		12.1		6.5
Prior accident years before catastrophe losses			(21.2)	(19.7)	(1.0)	(3.4)	(9.7)	0.8	(20.4)	(4.7)		(4.0)		(3.2)
Prior accident years catastrophe losses			(4.4)	(5.9)	(2.7)	(0.2)	2.5	2.4	(5.2)	2.4		1.1		—
Total loss and loss expense ratio			22.3%	22.6%	12.5%	48.7%	55.6%	49.6%	22.5%	52.8%		50.7%		40.2%

Noninsurance operations:
Interest and fees on loans and leases			$2	$2	$3	$2	$1	$2	$4	$3		$5		$8
Other revenue			2	1	2	1	1	1	3	2		3		5
Interest expense			14	13	14	13	13	14	27	27		40		54
Operating expenses			9	4	8	5	7	5	13	12		17		25
Total noninsurance operations loss			$(19)	$(14)	$(17)	$(15)	$(18)	$(16)	$(33)	$(34)		$(49)		$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Second-Quarter 2024 Supplemental Financial Data